UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2026

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SPECTRUM BRANDS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 12, 2026, Empower Brands Holdings Group, LLC (“Empower Brands”), the Home & Personal Care business jointly owned by Spectrum Brands Holdings, Inc. (the “Company”) and funds managed by Oaktree Capital Management, L.P. issued a press release confirming that it had issued an open letter to Helen of Troy Limited (“Helen of Troy”) shareholders in connection with Empower Brands’ previously announced proposal (the “Proposal”) to acquire all of the outstanding common equity of Helen of Troy. A copy of the press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Empower Brands also released a corporate investor presentation supporting the Proposal. A copy of the presentation, attached hereto as Exhibit 99.2, is incorporated herein by reference.

Forward Looking Statements

This document and the accompanying materials contain statements that constitute “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements regarding historical facts, including, without limitation, statements regarding the Company’s and Empower Brands’ current expectations, estimates and projections about its industry, its business or a transaction with Helen of Troy, are forward-looking statements. The Company and Empower Brands caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the risk that a transaction with Helen of Troy may not be consummated; the risk that a transaction with Helen of Troy may be less accretive than expected, or may be dilutive, to the Company’s earnings per share, which may negatively affect the market price of the Company’s common shares; the possibility that the Company, Empower Brands and Helen of Troy will incur significant transaction and other costs in connection with a potential transaction, which may be in excess of those anticipated by the Company; the risk that the Company and Empower Brands may fail to realize the benefits expected from a transaction; the risk that Empower Brands, following a transaction, may be unable to achieve anticipated synergies or that it may take longer than expected to achieve those synergies; the risk that any announcements relating to, or the completion of, a transaction could have adverse effects on the market price of the Company’s common shares; the risk that the Company and Empower Brands may be unable to obtain the third-party debt financing to fund a transaction on acceptable terms or at all; and the risk related to any unforeseen liability and future capital expenditure of the Company and Empower Brands related to a transaction.

For additional factors affecting the business of the Company, refer to Part I – Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (the “2025 10-K”), and other filings with the U.S. Securities and Exchange Commission (the “SEC”).

Important Information for Investors and Security Holders

This document and the accompanying materials relate to a proposal which Empower Brands has made for an acquisition of Helen of Troy. In furtherance of this proposal and subject to future developments, the Company may file one or more proxy statements, tender offer statements or other documents with the SEC. This document is not a substitute for any proxy statement, tender offer statement or other document the Company may file with the SEC in connection with the proposed transaction.

Investors and security holders of Helen of Troy are urged to read the proxy statement(s), tender offer statement and/or other documents filed with the SEC carefully in their entirety if and when they become available, as they will contain important information about the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Helen of Troy, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

No Offer or Solicitation; Participants in the Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This document is neither a solicitation of a proxy nor a substitute for any proxy statement or other filing that may be made with the SEC. Nonetheless, the Company, Empower Brands and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding such persons who may be considered participants in such a solicitation, including a description of their direct or indirect interests in such matters, by security holdings or otherwise, are set forth below, and will be set forth in any proxy statement(s) and other relevant materials related to such matters if and when they are filed with the SEC.

Any information concerning Helen of Troy contained in this document has been taken from, or based upon, publicly available information. Although the Company and Empower Brands do not have any information that would indicate that any information contained in this document that has been taken from such documents is inaccurate or incomplete, neither the Company nor Empower Brands take any responsibility for the accuracy or completeness of such information. To date, neither the Company nor Empower Brands have had any access to the books and records of Helen of Troy. As of the date hereof, an affiliate of Empower Brands directly beneficially owns 1,049,356 common shares, par value $0.10 per share, of Helen of Troy.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated November 12, 2026
99.2	Presentation, dated November 12, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2026

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President,
General Counsel and
Corporate Secretary